FOURTEENTH AMENDMENT TO SUB-ADMINISTRATION AGREEMENT

This Fourteenth Amendment (“Amendment”) to the Sub-Administration Agreement entered into by and between State Street Bank and Trust Company (the “Sub-Administrator”) and Fidelity Service Company, Inc. (the “Administrator”) dated and effective as of October 11, 2013 (as amended, modified, or supplemented from time to time, the “Agreement”) is hereby entered into as of October 1, 2021 (the “Amendment Effective Date”). Terms used but not otherwise defined herein shall have the meanings ascribed to them in the Agreement.

WHEREAS, the parties now wish to amend Appendix A to the Agreement. WHEREAS, the parties now wish to amend Annex I to the Agreement.

NOW THEREFORE, in consideration of the foregoing and the mutual covenants and agreements hereinafter contained, the parties hereby agree to amend the Agreement, pursuant to the terms thereof, as follows:

1.

AMENDMENTS

Appendix A to the Agreement, Listing of Funds, is hereby replaced in its entirety with Appendix A hereto.

Annex I to the Agreement is hereby replaced in its entirety with Annex I hereto.

2.

CONTINUING AGREEMENT

Except as expressly amended by this Amendment, the provisions of the Agreement shall remain in full force and effect.

3.

EFFECT OF AMENDMENT

All changes to the Agreement set forth in this Amendment shall be deemed to be effective as of the Amendment Effective Date, except as otherwise specified herein. References to the Agreement in other agreements, documents or instruments shall be deemed to refer to the Agreement, as amended hereby. In the event one or more provisions of the Agreement conflict with this Amendment, the provisions of this Amendment shall control.

4.

COUNTERPARTS

This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

5.

GOVERNING LAW

This Amendment shall be governed by, and construed in accordance with, the laws of the Commonwealth of Massachusetts, without regard to its conflicts of law provisions.

[signature page immediately follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to be executed in its name and behalf by its duly authorized representative as of the Amendment Effective Date.

FIDELITY SERVICE COMPANY, INC.

By:

/s/John J. Burke

 Name: John J. Burke

Title:

President

STATE STREET BANK AND TRUST COMPANY

By:

/s/Jason O’Neil

Name: Jason O'Neill

Title: Vice President

APPENDIX “A”

To

Administration Agreement Dated as of October 11, 2013 LISTING OF FUNDS

Effective as of October 1, 2021

Fund #	Trust	Fund Name
1283	Fidelity Commonwealth Trust	Fidelity NASDAQ Composite Index ETF
6157	Fidelity Covington Trust	Fidelity Blue Chip Growth ETF
6190	Fidelity Covington Trust	Fidelity Blue Chip Value ETF
6442	Fidelity Covington Trust	Fidelity Clean Energy ETF
6443	Fidelity Covington Trust	Fidelity Cloud Computing ETF
6444	Fidelity Covington Trust	Fidelity Digital Health ETF
2854	Fidelity Covington Trust	Fidelity Dividend ETF for Rising Rates
6445	Fidelity Covington Trust	Fidelity Electric Vehicles and Future Transportation ETF
3354	Fidelity Covington Trust	Fidelity Emerging Markets Multifactor ETF
6339	Fidelity Covington Trust	Fidelity Growth Opportunities ETF
2853	Fidelity Covington Trust	Fidelity High Dividend ETF
3088	Fidelity Covington Trust	Fidelity High Yield Factor ETF
3063	Fidelity Covington Trust	Fidelity International High Dividend ETF
3355	Fidelity Covington Trust	Fidelity International Multifactor ETF
3064	Fidelity Covington Trust	Fidelity International Value ETF
2855	Fidelity Covington Trust	Fidelity Low Volatility Factor ETF
6340	Fidelity Covington Trust	Fidelity Magellan ETF
2856	Fidelity Covington Trust	Fidelity Momentum Factor ETF
2574	Fidelity Covington Trust	Fidelity MSCI Communication Services Index ETF
2566	Fidelity Covington Trust	Fidelity MSCI Consumer Discretionary Index ETF
2567	Fidelity Covington Trust	Fidelity MSCI Consumer Staples Index ETF
2568	Fidelity Covington Trust	Fidelity MSCI Energy Index ETF
2569	Fidelity Covington Trust	Fidelity MSCI Financials Index ETF
2570	Fidelity Covington Trust	Fidelity MSCI Health Care Index ETF
2571	Fidelity Covington Trust	Fidelity MSCI Industrials Index ETF
2572	Fidelity Covington Trust	Fidelity MSCI Information Technology Index ETF
2573	Fidelity Covington Trust	Fidelity MSCI Materials Index ETF
2735	Fidelity Covington Trust	Fidelity MSCI Real Estate Index ETF
2575	Fidelity Covington Trust	Fidelity MSCI Utilities Index ETF
6079	Fidelity Covington Trust	Fidelity New Millennium ETF
6414	Fidelity Covington Trust	Fidelity Preferred Securities & Income ETF
2857	Fidelity Covington Trust	Fidelity Quality Factor ETF
6341	Fidelity Covington Trust	Fidelity Real Estate Investment ETF
6342	Fidelity Covington Trust	Fidelity Small-Mid Cap Opportunities ETF
3356	Fidelity Covington Trust	Fidelity Small-Mid Multifactor ETF
5027	Fidelity Covington Trust	Fidelity Stocks for Inflation ETF
6415	Fidelity Covington Trust	Fidelity Sustainability U.S. Equity ETF
6044	Fidelity Covington Trust	Fidelity U.S. Multifactor ETF
2858	Fidelity Covington Trust	Fidelity Value Factor ETF
6416	Fidelity Covington Trust	Fidelity Women’s Leadership ETF
2720	Fidelity Merrimack Street Trust	Fidelity Corporate Bond ETF
6353	Fidelity Merrimack Street Trust	Fidelity Investment Grade Bond ETF

Fund #	Trust	Fund Name
6354	Fidelity Merrimack Street Trust	Fidelity Investment Grade Securitized ETF
2721	Fidelity Merrimack Street Trust	Fidelity Limited Term Bond ETF
3089	Fidelity Merrimack Street Trust	Fidelity Low Duration Bond Factor ETF
2722	Fidelity Merrimack Street Trust	Fidelity Total Bond ETF

ANNEX I

FIDELITY ETFs

Further to the Amendment dated as of June 15, 2018, to the Sub-Administration Agreement dated as of October 11, 2013, between Fidelity Service Company, Inc. (the “Administrator”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Administrator and the Sub Administrator mutually agree to update this Annex I by adding/removing Funds as applicable:

Form N-PORT Services and Quarterly Portfolio of Investments Services			Service Type: Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Fund #	Trust	Fund Name	Standard
6157	Fidelity Covington Trust	Fidelity Blue Chip Growth ETF
6190	Fidelity Covington Trust	Fidelity Blue Chip Value ETF
6442	Fidelity Covington Trust	Fidelity Clean Energy ETF
6443	Fidelity Covington Trust	Fidelity Cloud Computing ETF
6444	Fidelity Covington Trust	Fidelity Digital Health ETF
2854	Fidelity Covington Trust	Fidelity Dividend ETF for Rising Rates
6445	Fidelity Covington Trust	Fidelity Electric Vehicles and Future Transportation ETF
3354	Fidelity Covington Trust	Fidelity Emerging Markets Multifactor ETF
6339	Fidelity Covington Trust	Fidelity Growth Opportunities ETF
2853	Fidelity Covington Trust	Fidelity High Dividend ETF
3088	Fidelity Covington Trust	Fidelity High Yield Factor ETF
3063	Fidelity Covington Trust	Fidelity International High Dividend ETF
3355	Fidelity Covington Trust	Fidelity International Multifactor ETF
3064	Fidelity Covington Trust	Fidelity International Value ETF
2855	Fidelity Covington Trust	Fidelity Low Volatility Factor ETF
6340	Fidelity Covington Trust	Fidelity Magellan ETF
2856	Fidelity Covington Trust	Fidelity Momentum Factor ETF
2574	Fidelity Covington Trust	Fidelity MSCI Communication Services Index ETF
2566	Fidelity Covington Trust	Fidelity MSCI Consumer Discretionary Index ETF
2567	Fidelity Covington Trust	Fidelity MSCI Consumer Staples Index ETF
2568	Fidelity Covington Trust	Fidelity MSCI Energy Index ETF
2569	Fidelity Covington Trust	Fidelity MSCI Financials Index ETF
2570	Fidelity Covington Trust	Fidelity MSCI Health Care Index ETF
2571	Fidelity Covington Trust	Fidelity MSCI Industrials Index ETF
2572	Fidelity Covington Trust	Fidelity MSCI Information Technology Index ETF
2573	Fidelity Covington Trust	Fidelity MSCI Materials Index ETF
2735	Fidelity Covington Trust	Fidelity MSCI Real Estate Index ETF
2575	Fidelity Covington Trust	Fidelity MSCI Utilities Index ETF
6079	Fidelity Covington Trust	Fidelity New Millennium ETF
6414	Fidelity Covington Trust	Fidelity Preferred Securities & Income ETF
2857	Fidelity Covington Trust	Fidelity Quality Factor ETF
6341	Fidelity Covington Trust	Fidelity Real Estate Investment ETF
6342	Fidelity Covington Trust	Fidelity Small-Mid Cap Opportunities ETF
3356	Fidelity Covington Trust	Fidelity Small-Mid Multifactor ETF

Form N-PORT Services and Quarterly Portfolio of Investments Services			Service Type: Standard N-PORT Reporting Solution (Data and Filing) and Quarterly Portfolio of Investments Services
Fund #	Trust	Fund Name	Standard
5027	Fidelity Covington Trust	Fidelity Stocks for Inflation ETF
6415	Fidelity Covington Trust	Fidelity Sustainability U.S. Equity ETF
6044	Fidelity Covington Trust	Fidelity U.S. Multifactor ETF
2858	Fidelity Covington Trust	Fidelity Value Factor ETF
6416	Fidelity Covington Trust	Fidelity Women’s Leadership ETF
2720	Fidelity Merrimack Street Trust	Fidelity Corporate Bond ETF
6353	Fidelity Merrimack Street Trust	Fidelity Investment Grade Bond ETF
6354	Fidelity Merrimack Street Trust	Fidelity Investment Grade Securitized ETF
2721	Fidelity Merrimack Street Trust	Fidelity Limited Term Bond ETF
3089	Fidelity Merrimack Street Trust	Fidelity Low Duration Bond Factor ETF
2722	Fidelity Merrimack Street Trust	Fidelity Total Bond ETF

ANNEX I

FIDELITY ETFs

Further to the Amendment dated as of June 15, 2018, to the Sub-Administration Agreement dated as of October 11, 2013, between Fidelity Service Company, Inc. (the “Administrator”) and State Street Bank and Trust Company (the “Sub-Administrator”), the Administrator and the Sub Administrator mutually agree to update this Annex I by adding/removing Funds as applicable:

Form N-CEN Services
Fund #	Trust	Fund Name
6157	Fidelity Covington Trust	Fidelity Blue Chip Growth ETF
6190	Fidelity Covington Trust	Fidelity Blue Chip Value ETF
6442	Fidelity Covington Trust	Fidelity Clean Energy ETF
6443	Fidelity Covington Trust	Fidelity Cloud Computing ETF
6444	Fidelity Covington Trust	Fidelity Digital Health ETF
2854	Fidelity Covington Trust	Fidelity Dividend ETF for Rising Rates
6445	Fidelity Covington Trust	Fidelity Electric Vehicles and Future Transportation ETF
3354	Fidelity Covington Trust	Fidelity Emerging Markets Multifactor ETF
6339	Fidelity Covington Trust	Fidelity Growth Opportunities ETF
2853	Fidelity Covington Trust	Fidelity High Dividend ETF
3088	Fidelity Covington Trust	Fidelity High Yield Factor ETF
3063	Fidelity Covington Trust	Fidelity International High Dividend ETF
3355	Fidelity Covington Trust	Fidelity International Multifactor ETF
3064	Fidelity Covington Trust	Fidelity International Value ETF
2855	Fidelity Covington Trust	Fidelity Low Volatility Factor ETF
6340	Fidelity Covington Trust	Fidelity Magellan ETF
2856	Fidelity Covington Trust	Fidelity Momentum Factor ETF
2574	Fidelity Covington Trust	Fidelity MSCI Communication Services Index ETF
2566	Fidelity Covington Trust	Fidelity MSCI Consumer Discretionary Index ETF
2567	Fidelity Covington Trust	Fidelity MSCI Consumer Staples Index ETF
2568	Fidelity Covington Trust	Fidelity MSCI Energy Index ETF
2569	Fidelity Covington Trust	Fidelity MSCI Financials Index ETF
2570	Fidelity Covington Trust	Fidelity MSCI Health Care Index ETF
2571	Fidelity Covington Trust	Fidelity MSCI Industrials Index ETF
2572	Fidelity Covington Trust	Fidelity MSCI Information Technology Index ETF
2573	Fidelity Covington Trust	Fidelity MSCI Materials Index ETF
2735	Fidelity Covington Trust	Fidelity MSCI Real Estate Index ETF
2575	Fidelity Covington Trust	Fidelity MSCI Utilities Index ETF
6079	Fidelity Covington Trust	Fidelity New Millennium ETF
6414	Fidelity Covington Trust	Fidelity Preferred Securities & Income ETF
2857	Fidelity Covington Trust	Fidelity Quality Factor ETF
6341	Fidelity Covington Trust	Fidelity Real Estate Investment ETF
6342	Fidelity Covington Trust	Fidelity Small-Mid Cap Opportunities ETF
3356	Fidelity Covington Trust	Fidelity Small-Mid Multifactor ETF
5027	Fidelity Covington Trust	Fidelity Stocks for Inflation ETF
6415	Fidelity Covington Trust	Fidelity Sustainability U.S. Equity ETF
6044	Fidelity Covington Trust	Fidelity U.S. Multifactor ETF

Form N-CEN Services
Fund #	Trust	Fund Name
2858	Fidelity Covington Trust	Fidelity Value Factor ETF
6416	Fidelity Covington Trust	Fidelity Women’s Leadership ETF
2720	Fidelity Merrimack Street Trust	Fidelity Corporate Bond ETF
6353	Fidelity Merrimack Street Trust	Fidelity Investment Grade Bond ETF
6354	Fidelity Merrimack Street Trust	Fidelity Investment Grade Securitized ETF
2721	Fidelity Merrimack Street Trust	Fidelity Limited Term Bond ETF
3089	Fidelity Merrimack Street Trust	Fidelity Low Duration Bond Factor ETF
2722	Fidelity Merrimack Street Trust	Fidelity Total Bond ETF